Exhibit 10.2

Business Operation Agreement

This business operation agreement (hereinafter referred to as the “Agreement”) was signed by the following parties (hereinafter referred to as the “Parties to the Agreement”) on February 5, 2021 in Beijing, China:

Party A: Beijing Fengyuan Zhihui Education Technology Co., Ltd.

Address: Room 515, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

Party B: Beijing Zhuoxun Century Culture Communication Co., Ltd

Address: Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

Party C:

Yulong Yi, ID number: [*]

Address:[Jizhang Cun, Gaocun Xiang, Yiyang County, Henan Province]

Ru Zhang, ID number: [*]

Address: [Cuidiwan 25,Door 1, 1402,15 Street,Nanchang Road,Jianxi District, Luoyang City, Henan Province]

Shaowei Peng, ID number: [*]

Address: [Siling Cun, Liangzhuang Xiang, Yiyang County, Henan Province]

Boyu Zhu, ID number[15210219930117122X]

Address: [Huayuan 12,Building 3, 602 Room, Manda Road, Manzhouli City, Neimenggu Province]

Junwei Cao, ID number: [*]

Address: [Shuizhai Cun 1, Shuizhai Zhen, Yichuan County. Henan Province]

Zhenlei Li, ID number: [*]

Address: [Yanligou Cun 59,Gaocun Xiang, Yiyang County, Henan Province]

Xiangle Sun, ID number: [*]

Address: [Suncun, Minggao Zhen, Yichuan County, Henan Province]

Wanwu Kang, ID number: [*]

Address: [Goucun, Limiao Zhen, Nanzhang County,Hubei Province]

Fengying Yu, ID number: [*]

Address: [Mucheng Cun, Liusumu Zhen,Liangcheng County,Wulanchabu City, Neimenggu Province ]

Zhe Wang, ID number: [*]

Address: [Yuan 3, Building 2, No.39, Weiyi Road, Jinshui District, Zhengzhou City, Henan Province]

Yue Wang, ID number: [*]

Address: [Xingfu Street 75, Chongwen District, Beijing]

Whereas:

1. Party A is a wholly foreign-owned enterprise legally established and validly existing within the territory of the People’s Republic of China;

2. Party B is a limited liability company incorporated in China (the “Company”);

3. Party A and Party B have established a business relationship by signing the Exclusive Consultation and Service Agreement and other agreements; Party B shall make various payments to Party A under these agreements. Therefore, Party B’s daily business activities will has a material impact on Party B’s ability to make such payments t;

4. Parties to Party C are shareholders of Party B (hereinafter referred to as the “Shareholders”), of which Yulong Yi holds 53% of the equity, Ru Zhang holds 11% of the equity, Shaowei Peng holds 5% of the equity, Boyu Zhu holds 5% of the equity, Junwei Cao holds 5% of the equity, Zhenlei Li holds 5% of the equity, Xiangle Sun holds 5% of the equity, Wanwu Kang holds 4% of the equity, Fengying Yu holds 3% of the equity, Zhe Wang holds 2.5% of the equity and Yue Wang holds 1.5% of the equity.

Based on this, the Parties to the Agreement have reached the following agreement to comply with, through friendly negotiation, based on the principle of equality and mutual benefit:

1. Duty of Absentiion

In order to ensure that Party B fulfills the various agreements signed with Party A and various obligations to Party A thereunder, the Shareholders hereby confirm and agree that, Party B will not, without the prior written consent of Party A or other parties designated by Party A, conduct any transactions that may materially affect its assets, business, personnel, obligations, rights, or company operations, including but not limited to the following:

1.1 Carrying out any activities beyond the normal business scope of the Company or operating the Company’s business not in a consistent and usual manner as in the past.

1.2 Borrowing or assuming any debts from any third party.

1.3 Changing or dismissing any Company directors or replacing any senior management personnel of the Company.

1.4 Selling, acquiring or otherwise disposing any assets or rights in excess of RMB 200,000 to any third party, including but not limited to any intellectual property rights.

1.5 Providing guarantees or any other forms of guarantees to any third party for its assets or intellectual property rights or placing any other burden of rights on the Company’s assets.

1.6 Amending the company’s articles of association or changing the company’s business scope.

1.7 Changing the Company’s normal business procedures or amending any major internal rules and regulations of the Company.

1.8 Transferring the rights and obligations under this agreement to any third party.

1.9 Make major adjustments to the Company’s business operation model, marketing strategy, operation policy or customer relationship.

1.10 Distributing bonus and dividends in any forms.

2. Operation management and personnel arrangements

2.1 Party B and the Shareholders hereby agree to accept and strictly implement the recommendations provided by Party A on the employment and dismissal of the Company’s employees, the Company’s daily operation and management, and the Company’s financial management system from time to time.

2.2 Party B and the Shareholders hereby agree that the Shareholders will elect persons designated by Party A to serve as directors (including executive directors) of Party B in accordance with the procedures prescribed by the laws, regulations and the Company’s articles of association, and urge those elected directors to elect the persons recommended by Party A as the chairman of the board (if applicable), and will appoint the personnel designated by Party A as the general manager, chief financial officer and other senior management personnel of Party B.

2.3 If the directors/executive directors or senior management personnel designated by Party A leave Party A, whether they resign voluntarily or are dismissed by Party A, they will lose their qualifications to hold any position in Party B at the same time. In this case, the Shareholders will immediately dismiss any positions held by the above-mentioned persons in Party B, and immediately elect and hire other personnel designated by Party A to assume such positions.

2.4 For the purpose of Article 2.3 above, the Shareholders will take all necessary internal and external procedures of the Company to complete the above-mentioned dismissal and appointment procedures in accordance with the provisions of the law, the Company’s articles of association and this agreement.

2.5 The Shareholders hereby agree that at the same time as the signing of this agreement, they will sign a power of attorney with the content as Annex I of this agreement. According to the power of attorney, the Shareholders will irrevocably authorize the personnel designated by Party A to exercise their shareholders’ rights on their behalf, and, in Party B’s shareholders’ meeting, exercises all shareholders’ voting rights on behalf of the Shareholders. The Shareholders further agree that they will replace the authorized person specified in the above power of attorney at any time in accordance with the requirements of Party A.

3. Other Agreements

3.1 If any agreement between Party A and Party B terminates or expires, Party A has the right to determine whether to terminate all agreements between Party A and Party B, including but not limited to exclusive consultation and service agreements.

3.2 In view of the fact that Party A and Party B have established a business relationship by signing exclusive consultation and service agreements and other agreements, Party B’s daily business activities will have a material impact on its ability to make corresponding payments to Party A. The Shareholders agree that any bonus, dividend distributions, or any other income or benefits (regardless of their specific form) obtained from Party B as a Shareholder of Party B shall be paid to Party A immediately without any conditions, or transfer free of charge and provide or take all documents or all actions required to complete such payment or transfer in accordance with Party A’s requirements.

4. All agreements and agreement amendment

4.1 This agreement and all the agreements and/or documents referred to or expressly contained in this agreement constitute all agreements reached between the parties on the subject matter of this agreement, and replace all prior oral and written statements, contracts, understandings and communications.

4.2 Any amendment to this agreement will only be effective after the parties have signed a written agreement. The amendment of the agreement and supplementary agreement related to this agreement that have been properly signed by all parties are an integral part of this agreement and have the same legal effect as this agreement.

5. Governing Law

The signing, validity, performance and interpretation of this agreement, as well as the settlement of disputes, are governed by the laws of the People’s Republic of China and interpreted in accordance with the laws of the People’s Republic of China.

6. Dispute Resolution

6.1 When the parties to this agreement have a dispute over the interpretation and performance of the terms of this agreement, the parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party can submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The place of arbitration shall be Beijing, and the language of arbitration shall be Chinese. The arbitration award shall be final and binding on all parties.

6.2 Except for matters in dispute between the parties, the parties shall continue to perform their respective obligations in accordance with the provisions of this agreement in accordance with the principles of good faith.

7. Notification

The notices issued by the parties to this agreement to perform their rights and obligations under this agreement shall be made in writing and sent in the form of personal delivery, registered mail, postage prepaid mail, approved express delivery service, or graphic fax to the party concerned or the following address of each party.

Party A: Beijing Fengyuan Zhihui Education Technology Co., Ltd.

Address: Room 515, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

Fax: []

Phone: [*]

Recipient: Ru Zhang

Party B: Beijing Zhuoxun Century Culture Communication Co., Ltd.

Address: Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

Fax: []

Phone: [*]

Recipient: Boyu Zhu

Party C:

Yulong Yi

Address: [Jizhang Cun, Gaocun Xiang, Yiyang County, Henan Province]

Phone: [*]

Recipient: Yulong Yi

Ru Zhang

Address: [Cuidiwan Building 25, Door 1, 1402, 15 Street, Nanchang Road, Jianxi District, Luoyang City, Henan Province]

Phone: [*]

Recipient: Ru Zhang

Shaowei Peng

Address: [Siling Cun, Liangzhuang Xiang,Yiyang County,Henan Province]

Phone: [*]

Recipient: Shaowei Peng

Boyu Zhu

Address: [Huayuan Building 12, #3, Room 602, Manda Road, Manzhouli City, Neimenggu Province]

Phone: [*]

Recipient: Boyu Zhu

Junwei Cao

Address: [Shuizhaicun #1, Shuizhai Zhen, Yichuan County, Henan Province]

Phone: [*]

Recipient: Junwei Cao

Zhenlei Li

Address: [Yanligou Cun 59,Gaocun Xiang,Yiyang County,Henan Province]

Phone: [*]

Recipient: Zhenlei Li

Xiangle Sun

Address: [Sun Village #3, Minggao Town, Yichuan County, Henan Province]

Phone: [*]

Recipient: Xiangle Sun

Wanwu Kang

Address: [Gou Village #2, Limiao Town, Nanzhang County, Henan Province]

Phone: [*]

Recipient: Wanwu Kang

Fengying Yu

Address: [Tucheng Village, Liusumu Town, Liangcheng County, Wulanchabu City, Neimenggu Province]

Phone: [*]

Recipient: Fengying Yu

Zhe Wang

Address: [#3 Yard, Building 2, 39, Weiyi Road, Jinshui District, Zhengzhou City]

Phone: [*]

Recipient: Zhe Wang

Yue Wang

Address: [Xingfu Street 75,Chongwen District, Beijing]

Phone: [*]

Recipient: Yue Wang

8. Effectiveness of the agreement, time limit and others

8.1 This agreement involves Party A’s written consent, recommendation, designation, and other decisions that have a significant impact on Party B’s daily operations shall be made by Party A’s board of directors/executive directors.

8.2 This agreement is signed by the parties to the agreement and becomes effective on the date as it first appears hereof. Unless Party A terminates this agreement in advance, the validity period of this agreement is ten years, counting from the date of the effectiveness of this agreement takes effect. Before the expiration of this agreement, if Party A makes a request, both parties shall extend the term of this agreement according to Party A’s request, and sign another business operation agreement or continue to perform this agreement in accordance with Party A’s request.

8.3 During the validity period of this agreement, Party B and the Shareholders shall not terminate this agreement in advance. Party A has the right to terminate this agreement at any time by sending a written notice to Party B and the Shareholders 30 days in advance.

8.4 The parties hereby confirm that this agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any terms and provisions of this agreement are deemed illegal or unenforceable due to applicable laws, then the terms shall be deemed to have been deleted from this agreement and become invalid, but the other terms of this agreement are still valid and shall be considered Because this clause was not included from the beginning. The parties shall negotiate with each other to replace the deleted clauses with legal and effective clauses acceptable to both parties.

8.5 Any party’s failure to exercise any rights, powers or privileges under this agreement shall not be treated as a waiver. The single or partial exercise of any right, power or privilege shall not exclude the exercise of any other right, power or privilege.

8.6 In view of this, the parties have signed this agreement on the date mentioned at the beginning of the text by their authorized representatives in order to abide by it.

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[This page has no text, it is the signature page of the Business Operation Agreement]

Party A: Beijing Fengyuan Zhihui Education Technology Co., Ltd/

Authorized representative: [company’s seal]

Party B: Beijing Zhuoxun Century Culture Communication Co., Ltd/

Authorized representative: [company’s seal]

[This page has no text, it is the signature page of the Business Operation Agreement]

Party C:

/s/ Yulong Yi
Yulong Yi

/s/ Ru Zhang
Ru Zhang

/s/ Shaowei Peng
Shaowei Peng

/s/ Boyu Zhu
Boyu Zhu

/s/ Junwei Cao
Junwei Cao

/s/ Zhenlei Li
Zhenlei Li

/s/ Xiangle Sun
Xiangle Sun

/s/ Wanwu Kang
Wanwu Kang

/s/ Fengying Yu
Fengying Yu

/s/ Zhe Wang
Zhe Wang

/s/ Yue Wang
Yue Wang

Annex 1: Power of Attorney

Power of attorney

Beijing Zhuoxun Century Culture Communication Co., Ltd. (“Zhuoxun Culture”) shareholders Yulong Yi, Ru Zhang, Shaowei Peng, Boyu Zhu, Junwei Cao, Zhenlei Li, Xiangle Sun, Wanwu Kang, Fengying Yu, Zhe Wang and Yue Wang, together hold 100% of the equity of Zhuoxun Culture. I am Yulong Yi agree to authorize the shareholder rights corresponding to the 53% of Zhuoxun Culture equity held by me to Beijing Fengyuan Zhihui Education Technology Co., Ltd. (“Fengyuan Zhihui”), and hereby irrevocably authorize the authorized person in this power of attorney the following rights exercised during the validity period:

Authorize the authorized person to represent me in my own name as a 53% equity shareholder of Zhuoxun Culture to exercise all my shareholder rights in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholder meeting , accept any notices about the convening of the shareholders meeting and procedures, participate in the Zhuoxun Culture shareholders meeting and exercise all the voting rights of the shareholders as 53% equity holders (including, as my authorized representative in Zhuoxun Culture shareholders’ meeting, designating and appointing Director, General Manager, Chief Financial Officer and other senior management, and making devisions on dividend and other matters), sell or transfer the 53% equity held by me in Zhuoxun Culture, etc.

The authorized person has the right to appoint the individual appointed by its board of directors (or executive director) to exercise the rights conferred by the authorizer under this power of attorney.

Unless the business operation agreement signed by and among Zhuozun Culture, Fengyuan Zhihui, Ru Zhang, Shaowei Peng, Boyu Zhu, Junwei Cao, Zhenlei Li, Xiangle Sun, Wanwu Kang, Fengying Yu, Zhe Wang, Yue Wang and I jointly is terminated early for any reason, the validity of this power of attorney shall be ten years. Upon the expiry of the authorization, if Fengyuan Zhihui requests, I shall extend the term of this power of attorney in accordance with the requirements of Fengyuan Zhihui.

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